Exhibit 32.1

CERTIFICATION OF CHIEF FINANCIAL OFFICER,

AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

In connection with the quarterly report of Activeworlds Corp. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof, I, Paul Goodman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.

The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.

The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2009

/s/ Paul Goodman

Paul Goodman

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and Principal Financial Officer)